EXHIBIT 99.2

Regency Centers Corporation

December 31, 2012

Supplemental Information

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904-598-7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
December 31, 2012

Regency Centers Reports Fourth Quarter Results
Same Property NOI Growth of 4.0% and Full-Year Core FFO Per Share Growth of 6.7%

JACKSONVILLE, Fla. (January 30, 2013) - Regency Centers Corporation (“Regency” or the “Company”) announced today financial and operating results for the quarter ended December 31, 2012.

Earnings

Regency reported Core Funds From Operations ("Core FFO") for the fourth quarter of $56.7 million, or $0.63 per diluted share, compared to $56.8 million, or $0.63 per diluted share, for the same period in 2011. For the twelve months ended December 31, 2012 Core FFO was $230.9 million, or $2.56 per diluted share, compared to $213.1 million, or $2.40 per diluted share, for the same period last year.

Regency reported a net loss attributable to common stockholders (“Net Loss”) for the fourth quarter of $37.1 million, or $0.41 per diluted share, compared to net income attributable to common stockholders (“Net Income”) of $8.1 million, or $0.09 per diluted share, for the same period in 2011. The Net Loss for the twelve months ended December 31, 2012 was $6.7 million, or $0.08 per diluted share, compared to Net Income of $31.7 million, or $0.35 per diluted share, for the same period last year. The Net Loss for the fourth quarter and the year ended 2012 includes a $50.0 million impairment recognized for Deer Springs Town Center, a wholly owned Regency shopping center located in Las Vegas, Nevada.

Funds From Operations ("FFO") for the fourth quarter was $58.9 million, or $0.65 per diluted share. For the same period in 2011, the Company reported FFO of $56.5 million, or $0.63 per diluted share. For the twelve months ended December 31, 2012 FFO was $222.1 million, or $2.47 per diluted share, compared to $220.3 million, or $2.48 per diluted share, for the same period last year.

FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income as a measure of liquidity. An additional performance measure used by Regency, Core FFO, represents FFO as defined above, excluding, but not limited to, transaction income or expense, gains or losses from the early extinguishment of debt, development and outparcel gains or losses and other non-core items. The Company provides a reconciliation of FFO to Core FFO.

Operations

For the twelve months ended December 31, 2012, Regency's results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Percent leased at period end, same properties only: 94.5%

•	Percent leased at period end, all properties: 94.4%

•	Increase in same property net operating income ("NOI") over the same period last year, excluding termination fees: 4.0%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 5.5%

•	Leasing transactions, including in-process developments: 1,800 new and renewal lease transactions for a total of 5.1 million square feet

For the three months ended December 31, 2012, Regency's results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Increase in same property NOI over the same period last year, excluding termination fees: 3.7%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 3.4%

•	Leasing transactions, including in-process developments: 457 new and renewal lease transactions for a total of 1.1 million square feet

Investments

Property Transactions

During the quarter, Regency sold one wholly owned and two co-investment operating properties at a gross sales price of $76.6 million. Regency's share of the gross sales price was $49.7 million. Also, Regency sold one outparcel at a gross sales price of $3.3 million.

During the quarter, Regency purchased two wholly owned and two co-investment operating properties at a gross purchase price of $192.2 million. Regency's share of the gross purchase price was $148.9 million. At the time of acquisition, two of the properties were encumbered by separate mortgage loans with a combined outstanding principal balance of $61.1 million. Regency's share of the assumed debt was $38.9 million.

Developments and Redevelopments

At December 31, 2012, the Company had four projects in development with estimated net development costs of $187.6 million. During the quarter the Company completed three projects representing $57.0 million in net development costs. Additionally, Regency had one redevelopment project in process with estimated net incremental costs, including its pro-rata share of co-investment partnerships, of $8.5 million.

Capital Markets

On December 31, 2012, Regency drew the remaining $100 million on its unsecured term loan (“Term Loan”). Proceeds were used to reduce the outstanding balance on the Company's $800 million unsecured revolving credit facility. The Term Loan matures on December 15, 2016 and can be prepaid at par any time prior to maturity. There is no remaining capacity on the Term Loan.

Dividend

On January 28, 2013, the Board of Directors declared a quarterly cash dividend on the Company's common stock of $0.4625 per share, payable on February 27, 2013 to shareholders of record on February 13, 2013.

Guidance

The Company has updated certain components of its 2013 earnings and valuation guidance. Some of these changes are summarized below. Please refer to the Company's fourth quarter 2012 supplemental information package for the complete list of updates.

Full Year 2013 Guidance
	Previous Guidance	Updated Guidance
Core FFO/share(a)	$2.45 - $2.53	$2.48 - $2.56
FFO/share(a)	$2.42 - $2.50	$2.45 - $2.53

(a)	Per diluted share

Conference Call

In conjunction with Regency's fourth quarter results, you are invited to listen to its conference call that will be broadcast live over the internet on Thursday, January 31, 2013 at 10:00 a.m. EST on the Company's web site www.RegencyCenters.com. If you are unable to participate during the live webcast, the call will also be archived on the web site.

The Company has published forward-looking statements and additional financial information in its fourth quarter 2012 supplemental information package that may help investors estimate earnings for 2013. A copy of the Company's fourth quarter 2012 supplemental information will be available on the Company's web site at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company's form 10-K for the year ended December 31, 2012. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Reconciliation of Net Income (Loss) Attributable to Common Stockholders to FFO and Core FFO - Actual (in thousands)

For the Periods Ended December 31, 2012 and 2011	Three Months Ended		Year to Date
	2012	2011	2012	2011
Net income (loss) attributable to common stockholders	$(37,179)	8,138	$(6,664)	31,695
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	26,446	28,186	108,057	113,384
Depreciation and amortization - unconsolidated partnerships	10,646	10,728	43,162	43,750
Consolidated JV partners' share of depreciation	(208)	(180)	(755)	(739)
Provision for impairment	51,671	8,335	75,326	19,614
Amortization of leasing commissions and intangibles	4,238	4,103	16,055	16,427
(Gain) loss on sale of operating properties, net of tax	3,342	(2,679)	(13,187)	(4,916)
(Income) loss from deferred compensation plan, net	—	(121)	—	1,000
Noncontrolling interest of exchangeable partnership units	(10)	26	106	103

Funds From Operations	58,946	56,536	222,100	220,318

Dilutive effect of share-based awards	(121)	(154)	(501)	(596)
Funds from Operations for calculating Diluted FFO per Share	$58,825	56,382	$221,599	219,722

Funds From Operations	$58,946	56,536	$222,100	220,318
Adjustments to reconcile to Core Funds from Operations:
Development and outparcel gain, net of dead deal costs and tax	(2,641)	(597)	(3,415)	(1,328)
Provision for impairment	—	849	1,000	849
Provision for hedge ineffectiveness	—	54	20	54
(Gain) loss on early debt extinguishment	382	(5)	1,238	(1,745)
Original preferred stock issuance costs expensed	—	—	10,119	—
Gain on redemption of preferred units	—	—	(1,875)	—
One-time additional preferred dividend payment	—	—	1,750	—
Transaction fees and promotes	—	—	—	(5,000)

Core Funds From Operations	56,687	56,837	230,937	213,148

Dilutive effect of share-based awards	(121)	(154)	(501)	(596)
Core Funds From Operations for calculating Diluted Core FFO per Share	$56,566	56,683	$230,436	212,552

Weighted Average Shares for Diluted FFO per Share	90,307	89,755	89,846	88,604

Reported results are preliminary and not final until the filing of the Company's Form 10-K with the SEC and, therefore, remain subject to adjustment.

About Regency Centers Corporation (NYSE: REG)

Regency is the preeminent national owner, operator, and developer of dominant grocery-anchored and community shopping centers. At December 31, 2012, the Company owned 348 retail properties, including those held in co-investment partnerships. Including tenant-owned square footage, the portfolio encompassed 46.3 million square feet located in top markets throughout the United States. Since 2000, Regency has developed 209 shopping centers, including those currently in-process, representing an investment at completion of more than $3.0 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

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Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Summary Financial Information
December 31, 2012
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2012	2011	2012	2011
Core Funds From Operations (Core FFO)	$56,687	56,837	$230,937	213,148
Core FFO per share (diluted)	$0.63	0.63	$2.56	2.4
Diluted Core FFO per share growth rate	—%		6.7%
Funds From Operations (FFO)	$58,946	56,536	$222,100	220,318
FFO per share (diluted)	$0.65	0.63	$2.47	2.48
Diluted share and unit count
Weighted average diluted shares	90,307	89,755	89,846	88,604
Dividends paid per share and unit	$0.463	0.463	$1.850	1.850
Payout ratio of diluted Core FFO per share	73.4%	73.4%	72.3%	77.1%
Coverage ratios
Interest only	3.8	3.4	3.6	3.3
Fixed Charge (consolidated)	3.0	2.7	2.8	2.6
Fixed Charge (including pro-rata share of co-investment partnerships)	2.6	2.4	2.5	2.3

	As of	As of	As of
Capital Information	12/31/2012	12/31/2011	12/31/2010
Market price per common share	$47.12	37.62	42.24
Common Shares and Equivalents Outstanding	90,572	90,099	82,064
Market equity value of Common and Convertible shares	$4,267,736	3,389,525	3,466,385
Non-Convertible Preferred Units and shares	$325,000	325,000	325,000
Outstanding debt	$1,941,891	1,982,440	2,094,469
Total market capitalization	$6,534,627	5,696,966	5,885,854
Total real estate at cost before depreciation	$4,352,839	4,488,794	4,417,746
Total assets at cost before depreciation	$4,636,208	4,778,690	4,695,417
Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	90,395	89,922	81,887
Exchangeable O.P. Units held by noncontrolling interests	177	177	177
Common Shares and Equivalents Issued and Outstanding	90,572	90,099	82,064

Summary Real Estate Information
December 31, 2012
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	12/31/2012	9/30/2012	12/31/2011	9/30/2011
Number of shopping centers - All properties	348	347	364	367
Number of shopping centers - Operating properties	344	340	357	355
Number of shopping centers - Same properties	323	326	314	319
Number of projects in development	4	7	7	18

Gross Leasable Area (GLA) - All properties	40,293	40,113	42,149	42,446
GLA including anchor-owned stores - All properties	46,324	46,143	49,490	49,800
GLA - Operating properties	39,431	39,015	41,498	40,794
GLA - Same properties	37,313	37,620	37,023	37,515
GLA - Projects in development	862	1,098	651	1,652

Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
GLA - All properties	28,406	28,179	29,788	29,943
GLA including anchor-owned stores - All properties	33,248	33,021	35,941	36,071
GLA - Operating properties	27,544	27,081	29,137	28,299
GLA - Same properties	25,803	25,927	24,922	25,363
GLA - Projects in development	862	1,098	651	1,644

% leased - All properties	94.4%	93.6%	92.7%	92.6%
% leased - Operating properties	94.6%	94.3%	93.5%	92.9%
% leased - Same properties (1)	94.5%	94.3%	93.7%	93.2%
Average % leased - Same properties (1)	94.2%	94.1%	92.9%	92.8%

Rental rate growth for spaces vacant less than 12 months - YTD (2)	5.5%	6.1%	1.2%	1.0%
Same property NOI growth - YTD	3.8%	3.9%	(0.6)%	(0.9)%
Same property NOI growth without termination fees - YTD	4.0%	4.0%	0.1%	0.2%

(1) Prior periods adjusted for current same property pool.
(2) Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets
December 31, 2012 and December 31, 2011
(in thousands)

	2012	2011
Assets
Real estate investments at cost:
Land, building and improvements	$3,717,845	3,877,835
Properties in development	192,067	224,077
	3,909,912	4,101,912
Less: accumulated depreciation	782,749	791,619
	3,127,163	3,310,293
Investments in real estate partnerships	442,927	386,882
Net real estate investments	3,570,090	3,697,175
Cash and cash equivalents	22,349	11,402
Restricted cash	6,472	6,050
Accounts receivable, net of allowance for doubtful accounts	26,601	37,733
Straight line rent receivables, net of reserves	49,990	48,132
Notes receivable	23,751	35,784
Deferred costs, net of accumulated amortization	69,506	70,204
Acquired lease intangible assets, net of accumulated amortization	42,459	27,054
Trading securities held in trust, at fair value	23,429	21,713
Other assets	18,811	31,824
Total assets	$3,853,458	3,987,071
Liabilities and Equity
Liabilities:
Notes payable	$1,771,891	1,942,440
Unsecured credit facilities	170,000	40,000
Total notes payable	1,941,891	1,982,440
Accounts payable and other liabilities	127,109	101,862
Derivative instruments, at fair value	76	37
Acquired lease intangible liabilities, net of accumulated accretion	20,325	12,662
Tenants' security and escrow deposits	18,146	20,416
Total liabilities	2,107,547	2,117,417
Equity:
Stockholder's Equity:
Preferred stock	325,000	275,000
Common stock, $.01 par	904	899
Additional paid in capital, net of treasury stock	2,297,386	2,266,620
Accumulated other comprehensive loss	(57,715)	(71,429)
Distributions in excess of net income	(834,810)	(662,735)
Total stockholders' equity	1,730,765	1,808,355
Noncontrolling Interests:
Preferred units	—	49,158
Exchangeable operating partnership units	(1,153)	(963)
Limited partners' interest in consolidated partnerships	16,299	13,104
Total noncontrolling interests	15,146	61,299
Total equity	1,745,911	1,869,654
Total liabilities and equity	$3,853,458	3,987,071

Ratios	2012	2011
Debt to real estate assets, before depreciation	44.6%	44.2%
Debt to total assets, before depreciation	41.9%	41.5%
Debt to total assets, before depreciation and including prorata share of JV's (1)	45.4%	45.0%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV's	51.3%	50.6%
Unsecured assets to total real estate assets (wholly owned only)	76.8%	79.7%
Unsecured NOI to total NOI (wholly owned only)	78.6%	80.7%
(1) debt ratio would be 45.2% if current cash balances were used to reduce outstanding debt

Consolidated Statements of Operations
For the Periods Ended December 31, 2012 and 2011
(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)
(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Real Estate Revenues:
Minimum rent	$88,581	92,307	$362,223	361,913
Percentage rent	1,392	1,509	3,327	2,996
Recoveries from tenants	23,007	23,540	95,463	95,437
Termination Fees	832	372	1,862	3,903
Other income	2,247	1,465	10,957	9,899
	116,059	119,193	473,832	474,148
Real Estate Operating Expenses:
Operating and maintenance	17,341	18,446	70,240	74,145
Provision for doubtful accounts	1,006	619	3,006	3,166
Real estate taxes	13,097	13,918	55,985	56,607
	31,444	32,983	129,231	133,918
Net Operating Income	84,615	86,210	344,601	340,230
Fees, Development and Outparcel Gains:
Asset management fees	1,599	1,616	6,488	6,705
Property management fees	3,559	3,571	14,224	14,910
Transaction fees	—	—	—	5,000
Leasing commissions and other fees	1,293	1,800	5,799	7,365
Development gain	9,517	—	9,517	—
Gain on sale of outparcels and land	117	2,404	2,158	2,404
Dead deal and acquisition costs	(2,281)	(133)	(2,683)	(957)
Income tax expense	(13,340)	(4,338)	(13,824)	(2,705)
	464	4,920	21,679	32,722
Other Operating Expense (Income):
General and administrative	15,688	11,248	59,631	55,324
Other expenses	324	435	1,555	2,698
Depreciation and amortization (including FF&E)	31,622	33,238	127,839	133,756
Interest expense, net	27,333	31,348	112,981	123,645
Gain on sale of operating properties	(3,729)	(3,580)	(12,956)	(5,553)
(Income) loss from deferred compensation plan, net	8	(121)	12	1,000
Provision for impairment - wholly owned properties	50,161	9,183	74,816	15,883
Hedge ineffectiveness	—	54	—	54
	121,407	81,805	363,878	326,807
Equity in Income of Unconsolidated Partnerships:
Operating income	4,868	3,045	16,762	10,409
Gain on sale of operating properties	1,659	1,804	8,962	2,068
Provision for impairment - JV properties	(1,510)	—	(1,510)	(4,580)
Gain (loss) on early debt extinguishment - JV properties	(383)	5	(407)	1,746
	4,634	4,854	23,807	9,643
Net Income (Loss)	(31,694)	14,179	26,209	55,788
Noncontrolling Interests:
Preferred units	—	931	(629)	3,725
Exchangeable operating partnership units	(10)	26	106	103
Limited partners' interest in consolidated partnerships	229	165	865	590
Net Income Attributable to Noncontrolling Interests	219	1,122	342	4,418
Net Income (Loss) Attributable to Controlling Interests	(31,913)	13,057	25,867	51,370
Preferred Stock Dividends	5,266	4,919	32,531	19,675
Net Income (Loss) Attributable to Common Stockholders	$(37,179)	8,138	$(6,664)	31,695

These Consolidated Statements of Operations are not accordance with GAAP because they do not reflect discontinued operations in accordance with FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report who wish to understand the Company's operations without reclassifying sales of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations (FFO) and Other Information
For the Periods Ended December 31, 2012 and 2011
(in thousands, except share information)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Reconciliation of Net income (loss) to Funds from Operations
Net income (loss) attributable to common stockholders	$(37,179)	8,138	$(6,664)	31,695
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	26,446	28,186	108,057	113,384
Depreciation and amortization - unconsolidated partnerships	10,646	10,728	43,162	43,750
Consolidated JV partners' share of depreciation	(208)	(180)	(755)	(739)
Provision for impairment (2)	51,671	8,335	75,326	19,614
Amortization of leasing commissions and intangibles	4,238	4,103	16,055	16,427
(Gain) loss on sale of operating properties, net of tax (2)	3,342	(2,679)	(13,187)	(4,916)
Income (loss) from deferred compensation plan, net (3)	—	(121)	—	1,000
Noncontrolling interest of exchangeable partnership units	(10)	26	106	103
Funds From Operations (1)	$58,946	56,536	$222,100	220,318
Reconciliation of FFO to Core FFO
Funds From operations	$58,946	56,536	$222,100	220,318
Adjustments to reconcile to Core Funds from Operations:
Development and outparcel (gain) loss, net of dead deal costs and tax (2)	(2,641)	(597)	(3,415)	(1,328)
Provision for impairment (2)	—	849	1,000	849
Provision for hedge ineffectiveness (2)	—	54	20	54
(Gain) loss on early debt extinguishment (2)	382	(5)	1,238	(1,745)
Original preferred stock issuance costs expensed	—	—	10,119	—
Gain on redemption of preferred units	—	—	(1,875)	—
One-time additional preferred dividend payment	—	—	1,750	—
Transaction fees and promotes	—	—	—	(5,000)
Core Funds From Operations (1)	$56,687	56,837	$230,937	213,148
FFO Per Share Reconciliation (Diluted):
Net income (loss) attributable to common stockholders	$(0.41)	0.09	$(0.08)	0.35
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	0.29	0.31	1.20	1.28
Depreciation and amortization - unconsolidated partnerships	0.12	0.12	0.48	0.50
Consolidated JV partners' share of depreciation	—	—	(0.01)	(0.01)
Provision for impairment (2)	0.57	0.09	0.84	0.22
Amortization of leasing commissions and intangibles	0.05	0.05	0.18	0.19
(Gain) loss on sale of operating properties, net of tax (2)	0.03	(0.03)	(0.14)	(0.06)
(Income) loss from deferred compensation plan, net (3)	—	—	—	0.01
Noncontrolling interest of exchangeable partnership units	—	—	—	—
Funds From Operations	$0.65	0.63	$2.47	2.48
Reconciliation of FFO to Core FFO
Funds From operations	$0.65	0.63	$2.47	2.48
Adjustments to reconcile to Core Funds from Operations:
Development and outparcel gain, net of dead deal costs and tax (2)	(0.03)	(0.01)	(0.04)	(0.01)
Provision for impairment (2)	—	0.01	0.01	0.01
Provision for hedge ineffectiveness (2)	—	—	—	—
(Gain) loss on early debt extinguishment (2)	0.01	—	0.01	(0.02)
Original preferred stock issuance costs expensed	—	—	0.11	—
Gain on redemption of preferred units	—	—	(0.02)	—
One-time additional preferred dividend payment	—	—	0.02	—
Transaction fees and promotes	—	—	—	(0.06)
Core Funds From Operations	$0.63	0.63	$2.56	2.40

(1) See the definition of Funds From Operations and Core Funds From Operations included in the Glossary of Terms.
(2) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.
(3) Effective 2012, FFO is no longer adjusted for the deferred compensation plan.

Additional Disclosures
For the Periods Ended December 31, 2012 and 2011
(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Additional Disclosures:
Straight-line rental income, net of reserve	$1,404	1,385	$6,059	4,642
Above- and below- market rent amortization	377	229	1,049	946
Pro-rata share of JV straight-line rental income, net	369	267	1,507	834
Pro-rata share of JV above- and below- market rent amortization	347	370	1,520	1,654
Debt premium amortization income	174	130	465	216
Impairment losses including pro-rata share of JV's	53,181	9,183	77,835	20,463
Hedge ineffectiveness including pro-rata share of JV's	—	54	20	54
Stock based compensation expense	2,988	2,634	11,773	10,927
Non-cash derivative amortization included in interest expense	2,374	2,378	9,492	9,478
Capitalized interest	1,210	187	3,686	1,480
Capitalized direct leasing compensation costs	3,696	3,361	11,914	11,236
Capitalized direct development compensation costs	2,067	3,457	10,312	5,538
Fees earned from 3rd parties as reported for GAAP	6,451	6,987	26,511	33,980
Fees earned from 3rd parties, excluding REG owned portion	5,061	5,609	20,959	28,368

Components of same property NOI (wholly owned and Regency's pro-rata share of co-investment partnerships):
Revenues	$134,325	129,496	$529,581	515,438
Expenses	36,849	35,160	145,702	145,463
Same property NOI	$97,476	94,336	$383,879	369,975

Capital Expenditures (non-revenue enhancing only):
Leasing commissions, including pro rata share of JV's	$5,415	4,556	$19,069	16,791
Tenant improvements, including pro rata share of JV's	2,517	3,097	11,164	8,107
Building improvements, including pro rata share of JV's	10,738	8,364	28,311	19,946
Major Renovations, including pro rata share of JV's	5,308	1,428	9,502	6,316

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended December 31, 2012 and 2011
(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Revenues:
Minimum rent	$88,204	90,176	$359,350	350,223
Percentage rent	1,392	1,509	3,327	2,996
Recoveries from tenants and other income	25,955	24,925	107,732	105,899
Management, transaction, and other fees	6,451	6,987	26,511	33,980
Total revenues	122,002	123,597	496,920	493,098
Operating Expenses:
Depreciation and amortization	31,498	32,605	126,808	128,963
Operating and maintenance	17,298	18,070	69,900	71,707
General and administrative	15,917	12,316	61,700	56,117
Real estate taxes	13,072	13,634	55,604	54,622
Other expense	16,952	5,600	20,470	9,713
Total operating expenses	94,737	82,225	334,482	321,122
Other Expense (Income):
Interest expense, net of interest income	27,333	31,348	112,129	123,645
Gain on sale of real estate	(117)	(2,404)	(2,158)	(2,404)
Provision for impairment	50,161	6,062	74,816	12,424
Loss on early debt extinguishment	—	—	852	—
Net investment (income) loss from deferred compensation plan	(221)	(1,189)	(2,057)	206
Total other expense	77,156	33,817	183,582	133,871
Income (loss) before equity in income of investments in real estate partnerships	(49,891)	7,555	(21,144)	38,105
Equity in income of investments in real estate partnerships	4,634	4,854	23,807	9,643
Income (loss) from continuing operations	(45,257)	12,409	2,663	47,748
Discontinued Operations, net:
Operating income	313	(1,851)	1,691	2,098
Gain on sale of properties	13,250	3,621	21,855	5,942
Income from discontinued operations	13,563	1,770	23,546	8,040
Net income (loss)	(31,694)	14,179	26,209	55,788
Noncontrolling Interests:
Preferred units	—	(931)	629	(3,725)
Exchangeable operating partnership units	10	(26)	(106)	(103)
Limited partners' interests in consolidated partnerships	(229)	(165)	(865)	(590)
Net income attributable to noncontrolling interests	(219)	(1,122)	(342)	(4,418)
Net income (loss) attributable to controlling interests	(31,913)	13,057	25,867	51,370
Preferred stock dividends	(5,266)	(4,919)	(32,531)	(19,675)
Net income (loss) attributable to common stockholders	$(37,179)	8,138	$(6,664)	31,695
These consolidated statements of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt
December 31, 2012 and December 31, 2011
(in thousands)

Total Debt Outstanding:	12/31/2012	12/31/2011
Mortgage loans payable:
Fixed rate secured loans	$461,914	439,880
Variable rate secured loans	12,041	12,665
Unsecured debt offering fixed rate	1,297,936	1,489,895
Unsecured credit facilities	170,000	40,000
Total	$1,941,891	1,982,440

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Fixed Interest Rate
2013	$7,872	16,319	—	24,191	7.1%
2014	7,383	26,999	150,000	184,382	5.0%
2015	5,746	62,435	350,000	418,181	5.3%
2016	5,487	14,161	170,000	189,648	6.2%
2017	4,584	84,375	400,000	488,959	5.9%
2018	3,746	57,358	—	61,104	6.2%
2019	2,704	106,000	—	108,704	7.8%
2020	2,676	43,330	150,000	196,006	6.1%
2021	2,782	—	250,000	252,782	4.8%
2022	2,742	5,848	—	8,590	7.7%
>10 years	5,371	207	—	5,578	6.0%
Unamortized debt (discount)/premium	—	5,830	(2,064)	3,766
	$51,093	422,862	1,467,936	1,941,891	5.8%

(1) Includes unsecured public debt and unsecured credit facilities.

Percentage of Total Debt:	12/31/2012	12/31/2011
Fixed	90.6%	97.3%
Variable	9.4%	2.7%
Current Average Interest Rates:(2)
Fixed	5.7%	5.8%
Variable	1.7%	1.8%
Effective Interest Rate	5.3%	5.7%

(2) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Years to Maturity:
Fixed	4.8	5.0
Variable	3.7	3.2

Summary of Unsecured Credit Facilities, Unsecured Public Debt and Public Debt Covenants
December 31, 2012
(in thousands)

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit	9/13/2012	9/5/2016	LIBOR + 1.175%	$70,000
$100 Million Term Loan	11/17/2011	12/15/2016	LIBOR + 1.45%	$100,000
Unsecured Public Debt:	4/1/2004	4/15/2014	4.950%	$150,000
	7/18/2005	8/1/2015	5.250%	$350,000
	6/5/2007	6/15/2017	5.875%	$400,000
	6/2/2010	6/15/2020	6.000%	$150,000
	10/7/2010	4/15/2021	4.800%	$250,000

Unsecured Public Debt Covenants:	Required	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Fair Market Value Calculation Method Covenants (1)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	33%	36%	36%	35%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	8%	8%	8%	8%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.2	3.2	2.9	2.9
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	324%	298%	302%	304%
Historical Cost Basis Covenants (1)
Total Consolidated Debt to Total Undepreciated Assets	≤ 60%	40%	43%	42%	42%
Secured Consolidated Debt to Total Undepreciated Assets	≤ 40%	10%	10%	9%	10%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.2	3.2	2.9	2.9
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	270%	249%	253%	257%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Summary of Preferred Stock
December 31, 2012
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/28/2012	2/28/2017	75,000	2,486
				$325,000	$11,100

Property Transactions
December 31, 2012
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	City/State	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Regency’s Pro Rata Cap Rate	Anchor Tenant (1)
Jan-12	Lake Grove Commons	GRI (40%)	Lake Grove, NY	141	$72,500	$29,000	5.6%	Whole Foods
Jun-12	Tysons Corner CVS	Other (50%)	Vienna, VA	13	13,800	6,900	8.3%	CVS
Aug-12	Balboa Mesa		San Diego, CA	189	59,500	59,500	5.0%	Vons, Kohl's, CVS
Nov-12	Applewood Village Shops	GRI (40%)	Wheat Ridge, CO	11	3,700	1,480	6.1%	—
Dec-12	Village Plaza	Oregon (20%)	Chapel Hill, NC	78	16,700	3,340	6.2%	Whole Foods
Dec-12	Sandy Springs Plaza		Sandy Springs, GA	116	35,250	35,250	5.4%	Trader Joe's
Dec-12	Uptown District		San Diego, CA	149	81,115	81,115	4.9%	Ralphs, Trader Joe's
Dec-12	Phillips Place	Other (50%)	Charlotte, NC	133	55,400	27,700	6.0%	Regal Cinema, Dean & Deluca
	Total Acquisitions			830	$337,965	$244,285	5.3%
Dispositions:
Date	Property Name	Co-investment Partner (REG %)	City/State	Total GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Pro Rata Cap Rate	Anchor Tenant (1)
Feb-12	Shoppes at Mason		Cincinnati, OH	81	$8,200	$8,200	6.8%	Kroger
Mar-12	Trophy Club		Dallas, TX	107	14,900	14,900	7.8%	Tom Thumb
Apr-12	Park Plaza	Oregon (20%)	San Pedro, CA	194	62,000	12,400	5.6%	Sprouts
Apr-12	Stanford Ranch Village	GRI (40%)	Rocklin, CA	90	18,460	7,384	6.5%	Raley's
May-12	Cooper Street		Arlington, TX	128	10,613	10,613	11.0%	Office Max, Home Depot
Jun-12	Waterside Marketplace		Houston, TX	25	7,900	7,900	8.3%	(Kroger)
Jul-12	Brentwood Commons	GRI (40%)	Bensenville, IL	126	14,850	5,940	8.3%	Dominick's
Jul-12	First State Plaza	GRI (40%)	Stanton, DE	161	25,050	10,020	8.0%	Shoprite, AMC
Jul-12	Portfolio Disposition (2)				321,000	273,500	8.1%
	- Applegate Ranch Shopping Center		Modesto, CA	144				Marshalls, PETCO, (Wal-Mart), (Super Target)
	- Clovis Commons		Fresno, Ca	175				Best Buy, TJ Maxx, PetSmart, Office Depot, (Target)
	- Plaza Rio Vista		Riverside, CA	68				Stater Bros.
	- Beneva Village Shops		Sarasota, FL	142				Publix, Harbor Freight Tools, Walgreens
	- East Port Plaza		Port St. Lucie, FL	163				Publix, Medvance, Walgreens
	- First Street Village		Fort Myers, FL	55				Publix
	- Martin Downs Town Center		Stuart, FL	65				Publix
	- Martin Downs Village Center		Stuart, FL	113				Martin Memorial, Beall's Outlet
	- Martin Downs Village Shoppes		Stuart, FL	49				Walgreens
	- Frankfort Crossing		Frankfort, IL	115				Jewel Osco, Ace Hardware
	- Garner Town Square		Raleigh, NC	184				Kroger, Office Max, (Target), (Home Depot)
	- Wadsworth Crossing		Akron, OH	108				PETCO, Office Max, Bed, Bath, & Beyond, (Target)
	- Nashboro Village		Nashville, TN	87				Kroger
	- Preston Park Village		Dallas, TX	239				Tom Thumb, Gap
	- Shops at Highland Village		Dallas, TX	352				AMC Theatre, Barnes & Noble
Sep-12	Baker Hill Center	Oregon (20%)	Glen Ellyn, IL	135	21,600	4,320	8.4%	Dominick's
Nov-12	Fuquay Crossing	CalSTRS (25%)	Fuquay-Varina, NC	125	13,100	3,275	8.3%	Kroger
Dec-12	Paseo del Sol		Santa Barbara, CA	30	35,000	35,000	5.0%	Whole Foods
Dec-12	Mitchellville Plaza	GRI (40%)	Mitchellville, MD	152	28,500	11,400	8.6%	Food Lion
	Total Dispositions			3,412	$581,173	$404,852	7.8%
(1)	Retailers in parentheses are a shadow anchor and not part of the owned property
(2)	Retained $47.5 million preferred equity investment with 10.5% annual preferred return; redeemable by Regency after 12 months or by either party after 18 months

Developments and Redevelopments
December 31, 2012
(in thousands)

Project Name	State	CBSA	Anchor Tenants	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Net Costs to Complete (1)	Stabilized Yield	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Projects in Development:					(in thousands)	(in thousands)		(in thousands)		(in thousands)
East Washington Place (3)	CA	Santa Rosa-Petaluma	Target, Sprout's & Dick's	Aug-13	$60,562	$36,191	7.2%	203	82%	341	89%
Shops at Erwin Mill	NC	Durham-Chapel Hill, NC Metro	Harris Teeter	Dec-13	14,384	5,448	9.4%	90	68%	90	68%
Southpark at Cinco Ranch	TX	Houston-Sugar Land-Baytown	Kroger & Academy Sports	Oct-12	31,532	7,730	8.8%	243	92%	243	92%
Grand Ridge Plaza	WA	Seattle-Tacoma-Bellevue,WA	Safeway, Regal Cinemas & Marshalls	Jun-13	81,074	50,151	8.1%	326	89%	326	89%
Total Projects in Development		4			$187,552	$99,519	8.0%	862	86%	1,000	88%

Development Completions:
South Bay Village (4)	CA	Los Angeles-Long Beach-Santa Ana	Orchard Supply Hardware, HomeGoods	Sep-12	$28,419	$2,207	7.3%	108	100%	108	100%
Centerplace of Greeley III Ph II	CO	Greeley	TJ Maxx	Mar-12	2,110	177	10.0%	25	100%	25	100%
Kent Place	CO	Denver-Aurora	King Soopers	Dec-12	9,119	(59)	9.3%	48	95%	48	95%
Nocatee Town Center	FL	Jacksonville	Publix	Feb-10	14,304	(4,106)	6.7%	70	100%	70	100%
Suncoast Crossing Ph II	FL	Tampa-St. Petersburg- Clearwater	Target	Aug-09	7,253	(17)	3.1%	9	44%	152	97%
Village at Lee Airpark	MD	Baltimore-Towson	Giant	Nov-10	24,107	788	8.2%	88	100%	88	100%
Harris Crossing	NC	Raleigh-Cary	Harris Teeter	Mar-11	8,407	(2,368)	6.9%	65	93%	65	93%
Market at Colonnade	NC	Raleigh-Cary	Whole Foods	Mar-11	15,270	103	9.3%	58	96%	58	96%
Northgate Marketplace	OR	Medford	Trader Joe's, REI	Oct-12	19,448	353	8.1%	81	99%	81	99%
Total Development Completions		9			$128,434	$(2,922)	7.7%	551	97%	693	98%

Redevelopments:					Incremental Costs (5)	Incremental Costs to Complete	Incremental Yield	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Village Center		1			$8,519	$8,470	8.5%	181	87%	181	87%

Notes:
New starts for the quarter are in bold.
(1) Construction in progress (CIP) balance and costs to date on Projects in Development are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs. Negative amounts due to expected outparcel proceeds.

(2) The NOI stabilized yield on costs above after allocating land basis for outparcel proceeds and additional interest and overhead capitalization is estimated to be 7.7% (Projects in Development) and 7.1% (Development Completions).

(3) Conversion of previously purchased land with incremental net development costs of $47,229 at an incremental stabilized yield of 9.5%.
(4) Conversion of previously purchased land with incremental net development costs of $11,247 at an incremental stabilized yield of 15.0%.
(5) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

Projected Development Funding, Completions and Land Held
December 31, 2012
(in thousands)

In-Process Developments Projected Funding (1)
	Q1 2013E	Q2 2013E	Q3 2013E	Q4 2013E	2014+E
	$22,000 - $28,000	$20,000 - $25,000	$16,000 - $22,000	$8,000 - $12,000	$11,000 - $16,000

Estimated Development Completion Schedule
	Q1 2013E	Q2 2013E	Q3 2013E	Q4 2013E	2014+E
Net Dev. Costs:	$0	$0	$30,000 - $32,500	$140,000 - $142,500	$14,000 - $15,000

Land Held for Future Development (2)
	# of Projects	Net Development Costs To Date
	10	$61,052

(1) Net Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2) Net development costs at completion subject to change as costs based on preliminary development plans only.

Unconsolidated Investments
December 31, 2012
(in thousands)

						Regency
Co-investment Parter and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 12/31/2012	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	28	3,083	$537,139	$291,835	20.00%	$58,367	$25,860	$8,770
(JV-CCV)	Cameron Village	1	553	102,930	47,300	30.00%	14,190	16,708	596
		29	3,636	640,069	339,135
GRI
(JV-GRI)	Various	77	9,793	1,939,659	991,869	40.00%	396,748	272,044	9,311
Charter Hall Retail REIT
(JV-M3)	Various	4	376	60,496	44,070	24.95%	10,995	29	(22)
CalSTRS
(JV-RC)	Various	8	778	164,106	86,027	25.00%	21,507	15,602	540
Regency Retail Partners
(JV-RRP)	Various	9	1,535	323,406	206,958	20.00%	41,392	15,248	297
USAA
(JV-USA)	Various	8	809	123,053	66,917	20.01%	13,389	2,173	297
Publix
(JV-O)	Various	6	551	73,929	—	50.00%	—	36,584	1,830
H.E.B.
(JV-O)	Various (1)	1	137	26,716	26,035	50.00%	13,017	332	263
Individual Investors
(JV-O)	Various (1)	2	147	83,520	55,637	50.00%	27,818	9,590	(286)
BRE Throne Holdings LLC
(BRET)	Portfolio Transaction (2)	—	—	—	—	47.80%	—	48,757	2,211
		144	17,762	$3,434,954	$1,816,648		$597,423	$442,927	$23,807
(1) Includes land held for future development
(2) Represents Regency's preferred equity investment in BRE Throne Holdings LLC ("BRET") acquired in July 2012 in conjunction with a portfolio sale of 15 properties to BRET. As the property holdings in BRET do not change Regency's preferred return, BRET's portfolio information is not included.

Reconciliation of Equity of Regency Centers in Unconsolidated Partnerships to Regency Centers' Investment in Real Estate Partnerships:
Equity of Regency Centers in Unconsolidated Partnerships	$518,505
add: Preferred equity investment in BRE Throne Holdings LLC	47,500
less: Impairment	(5,880)
less: Ownership percentage or Restricted Gain Method deferral	(38,995)
less: Net book equity in excess of purchase price	(78,203)
Regency Centers' Investment in Real Estate Partnerships	$442,927

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share
December 31, 2012 and December 31, 2011
(in thousands)

	2012	2011
Assets
Real estate, at cost	$1,309,774	1,284,113
Less: accumulated depreciation	240,940	214,599
	1,068,834	1,069,514
Properties in development	12,463	12,442
Net real estate investments	1,081,297	1,081,956
Cash and cash equivalents	10,260	11,805
Accounts receivable, net of allowance for doubtful accounts	7,359	9,072
Straight line rent receivable, net of reserves	12,587	11,609
Deferred costs, net	14,667	13,484
Acquired lease intangible assets, net	20,337	22,950
Other assets	2,763	4,596
Regency only assets (1)	5,117	5,482
Total assets	$1,154,387	1,160,954
Liabilities and Equity
Liabilities:
Notes payable	$597,423	610,430
Accounts payable and other liabilities	22,299	21,216
Tenants’ security and escrow deposits	2,881	2,788
Acquired lease intangible liabilities, net	13,279	14,099
Total liabilities	635,882	648,533
Equity:
Equity - Regency Centers	518,505	512,421
Total Liabilities and Equity	$1,154,387	1,160,954

(1) Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its co-investment partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations – Regency’s Pro-Rata Share
For the periods ended December 31, 2012 and December 31, 2011
(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Revenues:
Minimum rent	$24,413	24,006	$97,898	97,383
Percentage rent	85	361	869	1,093
Recoveries from tenants	6,656	6,447	27,171	28,291
Termination fees	58	100	432	210
Other income	329	345	1,943	2,013
Total revenues	31,541	31,259	128,313	128,990

Operating expense (income):
Operating and maintenance	4,632	4,860	18,397	20,066
Real estate taxes	3,747	3,642	15,472	15,911
Provision for doubtful accounts	335	35	990	1,421
Other expense (income)	71	66	160	93
Total operating expenses	8,785	8,603	35,019	37,491

Net operating income	22,756	22,656	93,294	91,499

Other expense (income):
General and administrative	497	402	1,997	1,916
Depreciation and amortization expense	10,662	10,743	43,225	43,660
Interest expense, net	8,028	8,465	33,449	34,944
Gain on sale of real estate	(1,659)	(1,788)	(8,962)	(2,076)
Loss on extinguishment of debt	382	(5)	387	(1,746)
Loss on hedge ineffectiveness	—	—	21	—
Provision for impairment	1,510	—	1,510	—
Preferred return on equity investment	(1,282)	—	(2,211)	—
Other expense (income)	—	(4)	134	490
Total other expense	18,138	17,813	69,550	77,188

Net income before Regency only expense (income)	4,618	4,843	23,744	14,311

Regency only expense (income):
Accretion of excess investment	(53)	(48)	(212)	(205)
Depreciation of capitalized costs	37	37	149	293
Provision for impairment on investment in real estate partnerships	—	—	—	4,580
Total Regency only expense (income)	(16)	(11)	(63)	4,668

Net income	$4,634	4,854	$23,807	9,643
Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, the impact of its co-investment partnership activities on the operations of the Company which include such management believes that providing such information is useful to investors in assessing items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt
December 31, 2012 and December 31, 2011
(in thousands)

Total Debt Outstanding:	12/31/2012	12/31/2011
Mortgage loans payable:
Fixed rate secured loans	$1,783,850	1,853,982
Variable rate secured loans	11,138	—
Unsecured line of credit variable rate	21,660	20,798
Total	$1,816,648	1,874,780

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Fixed Interest Rate
2013	$19,176	24,373	—	43,549	15,949	5.0%
2014	21,289	53,015	21,660	95,964	27,254	5.0%
2015	21,895	130,796	—	152,691	49,619	5.6%
2016	19,139	374,257	—	393,396	127,888	5.9%
2017	18,437	200,635	—	219,072	51,610	6.0%
2018	18,918	87,341	—	106,259	25,715	6.0%
2019	18,691	65,939	—	84,630	21,824	7.4%
2020	15,428	242,632	—	258,060	95,416	5.7%
2021	10,376	151,432	—	161,808	64,540	4.9%
2022	7,290	156,202	—	163,492	65,200	4.5%
>10 Years	6,336	130,134	—	136,470	52,577	5.0%
Net unamortized debt premium / (discount)	—	1,257	—	1,257	(169)
	$176,975	1,618,013	21,660	1,816,648	597,423	5.6%

Percentage of Total Debt:	12/31/2012	12/31/2011
Fixed	98.2%	98.9%
Variable	1.8%	1.1%
Current Average Interest Rates: (1)
Fixed	5.6%	5.6%
Variable	2.7%	3.1%
Effective Interest Rate	5.5%	5.6%

(1) Interest rates are as of the quarter-end and exclude the impact of deferred loan cost amortization.

Average Years to Maturity:
Fixed	6.1	6.0
Variable	2.8	0.7

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2012

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
4th Quarter 2012	366	782	$19.93	3.3%	5.8	$1.67	323	708	3.4%
3rd Quarter 2012	323	949	19.09	11.5%	7.2	0.86	289	891	13.7%
2nd Quarter 2012	426	1,049	18.98	(0.1)%	4.9	1.53	356	932	2.1%
1st Quarter 2012	333	781	19.45	0.5%	5.0	1.32	280	689	2.9%
Total - 12 months	1,448	3,561	$19.32	3.7%	5.7	$1.34	1,248	3,220	5.5%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
4th Quarter 2012	105	190	$21.05	4.9%	8.9	$6.04	62	116	6.5%
3rd Quarter 2012	72	218	22.46	33.2%	16.2	3.14	38	160	61.9%
2nd Quarter 2012	134	217	21.59	(6.9)%	6.5	5.26	64	100	1.1%
1st Quarter 2012	89	189	19.05	(5.2)%	6.8	4.41	36	97	6.0%
Total - 12 months	400	814	$21.11	5.3%	9.7	$4.67	200	473	19.4%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
4th Quarter 2012	261	592	$19.56	2.8%	4.8	$0.26	261	592	2.8%
3rd Quarter 2012	251	731	18.09	5.2%	4.6	0.18	251	731	5.2%
2nd Quarter 2012	292	832	18.30	2.2%	4.4	0.56	292	832	2.2%
1st Quarter 2012	244	592	19.58	2.4%	4.4	0.33	244	592	2.4%
Total - 12 months	1,048	2,747	$18.79	3.1%	4.6	$0.35	1,048	2,747	3.1%

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
4th Quarter 2012	457	1,071	$20.73	6.3	$3.56
3rd Quarter 2012	396	1,280	18.26	7.5	1.03
2nd Quarter 2012	542	1,591	18.81	7.1	2.24
1st Quarter 2012	405	1,168	17.90	8.1	1.30
Total - 12 months	1,800	5,110	$18.86	7.3	$2.00
Notes:
Rent growth is on a same space, cash basis, and pro rata
All amounts reported at execution

Average Base Rent by State - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2012
(in thousands)

State	Number of Properties	GLA	% of Total GLA	% Leased (1)	Annualized Base Rent (2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	144	0.5%	80.2%	$1,539	0.4%	$13.66
Arizona	4	409	1.4%	88.2%	4,988	1.1%	14.34
California	68	6,650	23.4%	95.3%	136,282	31.2%	22.49
Colorado	20	1,504	5.3%	93.9%	18,867	4.3%	13.63
Connecticut	1	72	0.3%	99.8%	1,755	0.4%	24.44
Delaware	3	270	0.9%	94.8%	3,737	0.9%	14.87
District of Columbia	2	12	—%	100.0%	761	0.2%	61.21
Florida	50	4,240	14.9%	93.1%	50,577	11.6%	13.27
Georgia	18	1,434	5.0%	93.2%	22,213	5.1%	16.91
Illinois	12	1,116	3.9%	97.2%	14,737	3.4%	13.74
Indiana	5	110	0.4%	90.9%	1,720	0.4%	18.20
Kentucky	1	23	0.1%	100.0%	409	0.1%	17.66
Maryland	15	659	2.3%	93.6%	10,870	2.5%	18.80
Massachusetts	3	387	1.4%	94.6%	6,675	1.5%	18.29
Michigan	2	118	0.4%	43.9%	496	0.1%	20.89
Minnesota	5	207	0.7%	97.4%	2,708	0.6%	13.41
Missouri	4	408	1.4%	99.0%	4,157	1.0%	10.28
Nevada	1	331	1.2%	91.1%	3,551	0.8%	13.42
New Jersey	2	63	0.2%	94.0%	993	0.2%	16.87
New York	1	57	0.2%	100.0%	1,678	0.4%	29.68
North Carolina	17	1,126	4.0%	93.5%	15,703	3.6%	16.01
Ohio	12	1,509	5.3%	96.6%	16,437	3.8%	11.34
Oregon	9	778	2.7%	91.4%	12,078	2.8%	18.37
Pennsylvania	11	655	2.3%	97.3%	12,581	2.9%	20.04
South Carolina	6	176	0.6%	97.7%	2,355	0.5%	13.74
Tennessee	5	392	1.4%	95.9%	5,256	1.2%	14.33
Texas	27	2,710	9.5%	95.4%	40,447	9.3%	16.84
Virginia	29	1,886	6.6%	95.3%	31,235	7.1%	17.75
Washington	11	851	3.0%	93.3%	11,316	2.6%	21.81
Wisconsin	2	108	0.4%	96.9%	748	0.2%	7.66
Total All Properties	348	28,406	100.0%	94.4%	$436,869	100.0%	$17.11

(1) Includes leases that are executed but not yet rent paying.
(2) Does not include ground leases.

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Shoppes at Fairhope Village			AL	Mobile	2008	85	85	86.2%		—	54	Publix	$14.81
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118	59	71.6%		—	44	Publix	$11.54
			AL			203	144	80.2%	80.2%	—	99
Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113	113	91.4%		—	55	Safeway	$14.85
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	108	22	89.2%		—	55	Safeway	$13.23
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	238	238	93.6%		—	—	Golf & Tennis Pro Shop, Inc.	$13.93
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	36	36	41.0%		—	—	—	$18.83
			AZ			495	409	88.2%	88.2%	—	111
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240	240	92.2%		—	68	Ralphs, Jimbo's...Naturally!	$28.12
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	2000	89	89	100.0%		143	58	Albertsons, (Target)	$26.48
Auburn Village	JV-GRI	40%	CA	Sacramento--Arden-Arcade--Roseville	1990	134	54	85.4%		—	46	Bel Air Market	$18.27
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	1974	189	189	—%		—	42	Von's Food & Drug, Kohl's	$17.59
Bayhill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1990	122	49	100.0%		—	32	Mollie Stone's Market	$21.65
Blossom Valley	JV-USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	1990	93	19	98.4%		—	34	Safeway	$24.35
Brea Marketplace	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1987	352	141	98.1%		—	25	Sprout's Markets, Target	$16.55
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	2004	260	260	92.9%		—	14	Fresh & Easy, Orchard Supply Hardware	$19.46
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167	42	98.3%		—	66	Safeway, Orchard Supply & Hardware	$16.33
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	1988	179	179	94.7%		—	40	Bristol Farms	$34.43
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63	63	94.3%		53	53	(Safeway)	$35.32
East Washington Place			CA	Santa Rosa-Petaluma	2011	203	203	81.8%		138	—	(Target), Dick's Sporting Goods, TJ Maxx	NA
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	1995	136	136	95.1%		—	36	Von's Food & Drug	$23.52
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	2000	256	256	98.9%		67	78	(Lucky's), Trader Joe's	$26.25
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	91	91	84.2%		—	42	Von's Food & Drug	$15.61

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102	102	95.8%		—	23	Safeway	$26.85
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	233	47	88.0%		124	44	Stater Bros., (Target)	$17.75
Falcon Ridge Town Center Phase II	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2005	67	13	100.0%		—	—	24 Hour Fitness	$28.01
Five Points Shopping Center	JV-GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	1960	145	58	98.5%		—	35	Albertsons	$25.04
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	1999	90	90	92.4%		—	55	Safeway	$19.04
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	2004	99	99	95.3%		—	44	Stater Bros.	$23.85
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	1989	147	147	100.0%		—	55	Ralphs	$30.42
Gateway 101			CA	San Francisco-Oakland-Fremont	2008	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.14
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	85	85	95.5%		—	38	Gelson's Markets	$17.41
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	242	242	95.8%		—	—	Lowe's	$6.19
Granada Village	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1965	226	90	97.9%		—	24	Sprout's Markets	$20.16
Hasley Canyon Village	JV-USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	2003	66	13	100.0%		—	52	Ralphs	$21.99
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	230	230	99.4%		—	44	Ralphs	$29.53
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	2010	180	180	85.6%		236	94	(Home Depot), (WinCo), Toys R Us	$15.83
Jefferson Square			CA	Riverside-San Bernardino-Ontario	2007	38	38	81.4%		—	14	Fresh & Easy	$17.59
Laguna Niguel Plaza	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1985	42	17	96.4%		39	39	(Albertsons)	$24.20
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113	113	96.9%		53	53	(Safeway)	$16.90
Marina Shores	JV-C2	20%	CA	Los Angeles-Long Beach-Santa Ana	2001	68	14	100.0%		—	26	Whole Foods	$32.54
Mariposa Shopping Center	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1957	127	51	100.0%		—	43	Safeway	$18.47
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91	91	97.4%		—	43	Stater Bros.	$20.75
Navajo Shopping Center	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1964	102	41	95.5%		—	44	Albertsons	$13.01

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149	149	96.0%		—	58	Albertsons	$20.30
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83	83	99.3%		—	44	Albertsons	$16.05
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	1998	104	104	92.3%		—	40	Safeway	$19.05
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	95	95	100.0%		—	37	Von's Food & Drug	$26.77
Pleasant Hill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1970	228	91	100.0%		—	—	Target, Toys "R" Us	$22.95
Point Loma Plaza	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1987	212	85	94.0%		—	50	Von's Food & Drug	$18.23
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	166	166	100.0%		—	10	Trader Joe's	$29.68
Raley's Supermarket	JV-C2	20%	CA	Sacramento--Arden-Arcade--Roseville	1964	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1981	153	61	87.6%		—	40	Von's Food & Drug	$19.46
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	52	52	100.0%		—	37	Superior Super Warehouse	$18.79
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	1982	50	50	100.0%		38	38	(Safeway)	$30.78
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	97	19	97.8%		—	48	Von's Food & Drug	$22.61
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103	103	94.2%		62	62	(Safeway)	$34.63
Silverado Plaza	JV-GRI	40%	CA	Napa	1974	85	34	100.0%		—	32	Nob Hill	$15.66
Snell & Branham Plaza	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1988	92	37	100.0%		—	53	Safeway	$15.62
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	2012	108	108	100.0%		—	—	Orchard Supply Hardware	$19.39
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	79	79	95.3%		—	34	Safeway	$18.59
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146	146	96.4%		—	56	Safeway	$21.25
Twin Oaks Shopping Center	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1978	98	39	100.0%		—	41	Ralphs	$16.29
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198	198	99.4%		—	45	Albertsons, Target	$18.00
Uptown District			CA	San Diego-Carlsbad-San Marcos	1990	149	149	96.7%		—	52	Ralphs, Trader Joe's	$32.37
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	173	173	98.8%		—	35	Whole Foods, Kohl's	$23.16

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76	76	91.3%		—	43	Von's Food & Drug	$19.25
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	27	27	70.4%		—	—	—	$25.01
Vista Village Phase I	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	129	26	96.7%		165	—	Krikorian Theaters, (Lowe's)	$25.34
Vista Village Phase II	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	55	11	45.5%		—	25	Frazier Farms	$17.28
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11	11	45.5%		—	—	—	$40.76
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88	88	98.4%		—	25	Safeway	$17.03
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	191	191	90.2%		—	72	Von's Food & Drug and Sprouts	$14.74
Westridge Village			CA	Los Angeles-Long Beach-Santa Ana	2003	92	92	96.6%		—	51	Albertsons	$25.35
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	108	108	99.1%		—	78	El Super	$14.13
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	81	81	100.0%		113	—	(Target)	$21.07
Ygnacio Plaza	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1968	110	44	100.0%		—	17	Fresh & Easy	$34.37
			CA			8,809	6,650	95.3%	95.7%	1,443	2,587
Applewood Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1956	381	152	94.1%		—	71	King Soopers, Wal-Mart	$9.79
Arapahoe Village	JV-GRI	40%	CO	Boulder	1957	159	64	79.3%		—	44	Safeway	$16.69
Belleview Square			CO	Denver-Aurora	1978	117	117	100.0%		—	65	King Soopers	$16.51
Boulevard Center			CO	Denver-Aurora	1986	80	80	95.9%		53	53	(Safeway)	$22.17
Buckley Square			CO	Denver-Aurora	1978	116	116	98.0%		—	62	King Soopers	$8.92
Centerplace of Greeley III			CO	Greeley	2007	119	119	88.8%		—	—	Sports Authority	$13.59
Cherrywood Square	JV-GRI	40%	CO	Denver-Aurora	1978	97	39	98.4%		—	52	King Soopers	$9.13
Crossroads Commons	JV-C	20%	CO	Boulder	1986	143	29	98.7%		—	66	Whole Foods	$24.92
Falcon Marketplace			CO	Colorado Springs	2005	22	22	84.9%		184	50	(Wal-Mart Supercenter)	$21.93
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100	25	93.8%		—	66	King Soopers	$8.68
Kent Place			CO	Denver-Aurora	2011	48	48	94.6%		—	30	King Soopers	$15.37
Littleton Square			CO	Denver-Aurora	1997	94	94	80.7%		—	50	King Soopers	$12.48
Lloyd King Center			CO	Denver-Aurora	1998	83	83	98.3%		—	61	King Soopers	$11.60
Marketplace at Briargate			CO	Colorado Springs	2006	29	29	91.8%		66	66	(King Soopers)	$26.78
Monument Jackson Creek			CO	Colorado Springs	1999	85	85	100.0%		—	70	King Soopers	$10.93
Ralston Square Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1977	83	33	96.7%		—	55	King Soopers	$9.39

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Shops at Quail Creek			CO	Denver-Aurora	2008	38	38	100.0%		100	100	(King Soopers)	$24.25
South Lowry Square			CO	Denver-Aurora	1993	120	120	93.9%		—	63	Safeway	$12.40
Stroh Ranch			CO	Denver-Aurora	1998	93	93	96.8%		—	70	King Soopers	$11.82
Woodmen Plaza			CO	Colorado Springs	1998	116	116	92.4%		—	70	King Soopers	$12.18
			CO			2,125	1,504	93.9%	93.9%	403	1,162
Corbin's Corner	JV-GRI	40%	CT	Hartford-West Hartford-East Hartford	1962	180	72	99.8%		—	10	Trader Joe's	$24.44
			CT			180	72	99.8%	99.8%	—	10
Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	23	6	100.0%		—	12	Trader Joe's	$36.32
Spring Valley Shopping Center	JV-GRI	40%	DC	Washington-Arlington-Alexandria	1930	17	7	100.0%		—	—	—	$82.28
			DC			40	12	100.0%	100.0%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	232	232	94.0%		—	49	Acme Markets, K-Mart	$13.14
Shoppes of Graylyn	JV-GRI	40%	DE	Philadelphia-Camden-Wilmington	1971	67	27	100.0%		—	—	—	$21.43
White Oak - Dover, DE			DE	Dover	2000	11	11	100.0%		—	—	—	$32.73
			DE			310	270	94.8%	94.8%	—	49
Anastasia Plaza			FL	Jacksonville	1988	102	102	96.5%		—	49	Publix	$11.48
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	103	103	76.8%		—	36	Publix	$19.07
Berkshire Commons			FL	Naples-Marco Island	1992	110	110	97.8%		—	66	Publix	$13.32
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	1987	268	268	98.6%		—	40	Publix, Wal-Mart, Bealls	$8.83
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	112	112	88.5%		—	46	Publix	$13.62
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	11	11	87.9%		98	—	(Kohl's)	$35.06
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90	45	88.7%		—	54	Publix	$18.90
Carriage Gate			FL	Tallahassee	1978	77	77	86.8%		—	—	—	$16.76
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	157	157	95.1%		—	54	Publix	$18.53
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82	82	98.3%		—	51	Publix	$13.09
Courtyard Shopping Center			FL	Jacksonville	1987	137	137	100.0%		63	63	(Publix), Target	$3.33

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
East Towne Center			FL	Orlando	2003	70	70	90.0%		—	45	Publix	$12.58
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	45	11	100.0%		—	28	Publix	$11.90
Fleming Island			FL	Jacksonville	2000	137	137	77.5%		130	48	Publix, (Target)	$20.12
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90	90	100.0%		—	42	Publix	$15.18
Grande Oak			FL	Cape Coral-Fort Myers	2000	79	79	94.7%		—	54	Publix	$13.89
Hibernia Pavilion			FL	Jacksonville	2006	51	51	97.4%		—	39	Publix	$17.07
Hibernia Plaza			FL	Jacksonville	2006	8	8	16.7%		—	—	—	$13.89
Horton's Corner			FL	Jacksonville	2007	15	15	100.0%		—	—	—	$25.71
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1996	58	12	97.6%		—	48	Publix	$10.04
John's Creek Center	JV-C2	20%	FL	Jacksonville	2004	75	15	80.5%		—	45	Publix	$12.18
Julington Village	JV-C	20%	FL	Jacksonville	1999	82	16	98.3%		—	51	Publix	$14.02
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	1999	75	75	98.7%		—	51	Publix	$12.15
Lynnhaven	JV-O	50%	FL	Panama City-Lynn Haven	2001	64	32	100.0%		—	44	Publix	$12.14
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	1983	90	90	77.3%		—	—	LA Fitness	$17.73
Millhopper Shopping Center			FL	Gainesville	1974	80	80	100.0%		—	46	Publix	$14.39
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125	125	88.2%		—	51	Publix	$14.26
Newberry Square			FL	Gainesville	1986	181	181	91.1%		—	40	Publix, K-Mart	$7.74
Nocatee Town Center			FL	Jacksonville	2007	70	70	100.0%		—	54	Publix	$13.86
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1995	75	75	95.8%		—	48	Publix	$12.54
Oakleaf Commons			FL	Jacksonville	2006	74	74	82.9%		—	46	Publix	$13.31
Ocala Corners			FL	Tallahassee	2000	87	87	98.6%		—	61	Publix	$13.54
Old St Augustine Plaza			FL	Jacksonville	1990	232	232	93.5%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.57
Pebblebrook Plaza	JV-O	50%	FL	Naples-Marco Island	2000	77	38	100.0%		—	61	Publix	$13.15
Pine Tree Plaza			FL	Jacksonville	1999	63	63	100.0%		—	38	Publix	$12.67
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	78	16	88.0%		—	45	Publix	$15.11
Regency Square			FL	Tampa-St. Petersburg-Clearwater	1986	350	350	96.8%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$14.35
Seminole Shoppes			FL	Jacksonville	2009	73	73	98.1%		—	54	Publix	$18.77

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	1990	108	108	96.7%		—	46	Winn-Dixie	$13.97
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	120	60	94.3%		97	45	Publix, (Kohl's)	$17.15
Shops at John's Creek			FL	Jacksonville	2004	15	15	83.3%		—	—	—	$14.50
Starke			FL	None	2000	13	13	100.0%		—	—	—	$24.65
Suncoast Crossing Phase I			FL	Tampa-St. Petersburg-Clearwater	2007	108	108	94.8%		—	—	Kohl's	$4.52
Suncoast Crossing Phase II			FL	Tampa-St. Petersburg-Clearwater	2008	9	9	44.5%		143	—	(Target)	$19.43
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44	44	95.7%		—	—	—	$26.36
Village Center			FL	Tampa-St. Petersburg-Clearwater	1993	181	181	86.8%		—	36	Publix	$15.85
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	63	16	84.7%		—	44	Publix	$10.79
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1982	110	110	91.7%		—	47	Publix	$10.75
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107	107	93.6%		—	45	Publix	$19.60
Westchase			FL	Tampa-St. Petersburg-Clearwater	1998	79	79	95.2%		—	51	Publix	$13.58
Willa Springs	JV-USAA	20%	FL	Orlando	2000	90	18	100.0%		—	44	Publix	$16.82
			FL			4,802	4,240	93.1%	93.1%	597	1,910
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53	53	98.1%		—	—	—	$18.21
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39	39	100.0%		—	—	—	$17.24
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	190	190	94.2%		—	43	Publix	$14.82
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48	48	97.5%		—	—	—	$15.67
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	1979	71	71	100.0%		—	41	Kroger	$13.65
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	1990	80	80	95.7%		—	18	Aldi	$13.88
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	101	101	69.2%		—	45	Publix	$13.80
Dunwoody Hall	JV-USAA	20%	GA	Atlanta-Sandy Springs-Marietta	1986	90	18	100.0%		—	44	Publix	$15.19

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120	120	86.2%		—	18	Fresh Market	$17.28
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	1984	92	92	91.9%		—	31	Publix	$16.72
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1998	81	16	90.8%		—	51	Publix	$12.04
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137	137	98.5%		—	—	—	$19.08
Lost Mountain Crossing	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1994	73	15	94.7%		—	48	Publix	$11.47
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	62	62	93.5%		—	—	—	$32.12
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	98	98	94.9%		—	—	—	$23.56
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	79	79	100.0%		—	48	Publix	$11.22
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	99	99	93.8%		—	63	Kroger	$11.58
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	1959	116	116	94.4%		—	12	—	$19.43
			GA			1,629	1,434	93.2%	93.2%	—	464
Civic Center Plaza	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1989	265	106	98.9%		—	87	Super H Mart, Home Depot	$10.74
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123	25	98.8%		—	72	Dominick's	$14.13
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	1967	63	63	100.0%		—	12	Trader Joe's	$21.68
Hinsdale			IL	Chicago-Naperville-Joliet	1986	179	179	97.2%		—	70	Dominick's	$12.04
McHenry Commons Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1988	99	40	92.6%		—	—	Hobby Lobby	$6.95
Riverside Sq & River's Edge	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1986	169	68	96.5%		—	74	Dominick's	$14.64
Roscoe Square	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1981	140	56	94.9%		—	51	Mariano's	$15.08
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	88	18	93.4%		—	66	Dominick's	$14.25
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86	17	100.0%		—	—	—	$13.59
Stonebrook Plaza Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1984	96	38	100.0%		—	63	Dominick's	$11.62
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	124	124	92.4%		—	51	Dominick's	$10.87

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Willow Festival			IL	Chicago-Naperville-Joliet	2007	383	383	98.4%		—	60	Whole Foods, Lowe's	$15.37
			IL			1,816	1,116	97.2%	97.2%	—	607
Airport Crossing			IN	Chicago-Naperville-Joliet	2006	12	12	88.6%		90	—	(Kohl's)	$17.09
Augusta Center			IN	Chicago-Naperville-Joliet	2006	15	15	100.0%		214	—	(Menards)	$22.08
Greenwood Springs			IN	Indianapolis	2004	28	28	85.1%		266	50	(Gander Mountain), (Wal-Mart Supercenter)	$13.59
Willow Lake Shopping Center	JV-GRI	40%	IN	Indianapolis	1987	86	34	90.5%		64	64	(Kroger)	$16.29
Willow Lake West Shopping Center	JV-GRI	40%	IN	Indianapolis	2001	53	21	94.3%		—	10	Trader Joe's	$23.18
			IN			193	110	90.9%	90.9%	634	124
Walton Towne Center			KY	Cincinnati-Middletown	2007	23	23	100.0%		116	116	(Kroger)	$17.66
			KY			23	23	100.0%	100.0%	116	116
Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	87	87	94.4%		—	11	Trader Joe's	$25.43
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	149	30	95.4%		—	60	Stop & Shop, Burlington Coat Factory	$11.31
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	270	270	94.6%		—	63	Shaw's, Marshall's	$16.75
			MA			506	387	94.6%	94.6%	—	133
Bowie Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1966	103	41	97.9%		—	—	—	$16.89
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206	41	96.3%		49	43	G-Mart, Sears, (Toys "R" Us)	$9.46
Cloppers Mill Village	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1995	137	55	91.2%		—	70	Shoppers Food Warehouse	$17.91
Elkridge Corners	JV-GRI	40%	MD	Baltimore-Towson	1990	74	29	97.6%		—	40	Green Valley Markets	$13.63
Festival at Woodholme	JV-GRI	40%	MD	Baltimore-Towson	1986	81	32	95.3%		—	10	Trader Joe's	$35.84
Firstfield Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1978	22	9	75.4%		—	—	—	$38.96
Goshen Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1987	43	17	84.1%		—	—	—	$20.08
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	118	30	96.3%		—	54	Safeway	$24.82
Parkville Shopping Center	JV-GRI	40%	MD	Baltimore-Towson	1961	162	65	92.5%		—	41	Giant Food	$11.89
Southside Marketplace	JV-GRI	40%	MD	Baltimore-Towson	1990	125	50	96.1%		—	44	Shoppers Food Warehouse	$16.57
Takoma Park	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1960	104	42	100.0%		—	64	Shoppers Food Warehouse	$10.88

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Valley Centre	JV-GRI	40%	MD	Baltimore-Towson	1987	220	88	100.0%		—	—	—	$14.37
Village at Lee Airpark			MD	Baltimore-Towson	2005	88	88	100.0%		75	63	Giant Food, (Sunrise)	$25.07
Watkins Park Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1985	113	45	56.5%		—	43	—	$25.99
Woodmoor Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1954	69	28	98.1%		—	—	—	$25.34
			MD			1,664	659	93.6%	93.6%	124	472
Fenton Marketplace			MI	Flint	1999	97	97	34.7%		—	—	—	$16.51
State Street Crossing			MI	Ann Arbor	2006	21	21	86.7%		147	—	(Wal-Mart)	$23.70
			MI			118	118	43.9%	43.9%	147	—
Brentwood Plaza			MO	St. Louis	2002	60	60	96.5%		—	52	Schnucks	$9.80
Bridgeton			MO	St. Louis	2005	71	71	97.3%		130	63	Schnucks, (Home Depot)	$11.81
Dardenne Crossing			MO	St. Louis	1996	67	67	100.0%		—	63	Schnucks	$10.86
Kirkwood Commons			MO	St. Louis	2000	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.73
			MO			408	408	99.0%	99.0%	388	179
Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	185	46	100.0%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$11.32
Calhoun Commons	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1999	66	17	100.0%		—	50	Whole Foods	$22.10
Colonial Square	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1959	93	37	100.0%		—	44	Lund's	$17.79
Rockford Road Plaza	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1991	205	82	95.1%		—	66	Rainbow Foods	$11.17
Rockridge Center	JV-C2	20%	MN	Minneapolis-St. Paul-Bloomington	2006	125	25	94.6%		—	89	Cub Foods	$11.91
			MN			675	207	97.4%	97.4%	87	311
Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	553	166	97.5%		—	87	Harris Teeter, Fresh Market	$17.06
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	133	133	94.1%		—	14	Fresh Market	$16.25
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2003	66	13	100.0%		—	42	Harris Teeter	$15.62
Colonnade Center			NC	Raleigh-Cary	2009	58	58	96.0%		—	40	Whole Foods	$26.18
Erwin Square			NC	Durham	2012	90	90	—%		—	53	Harris Teeter	$20.64
Glenwood Village			NC	Raleigh-Cary	1983	43	43	96.8%		—	28	Harris Teeter	$13.87
Harris Crossing			NC	Raleigh-Cary	2007	65	65	92.9%		—	53	Harris Teeter	$8.71
Lake Pine Plaza			NC	Raleigh-Cary	1997	88	88	95.2%		—	58	Kroger	$11.56
Maynard Crossing	JV-USAA	20%	NC	Raleigh-Cary	1997	123	25	84.5%		—	56	Kroger	$14.20

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Phillips Place	JV-O	50%	NC	Charlotte-Gastonia-Concord	1996	133	67	99.3%		—	—	Dean & Deluca	$28.96
Providence Commons	JV-RC	25%	NC	Charlotte-Gastonia-Concord	1994	77	19	100.0%		—	50	Harris Teeter	$16.74
Middle Creek Commons			NC	Raleigh-Cary	2006	74	74	95.1%		—	49	Lowes Foods	$14.30
Shoppes of Kildaire	JV-GRI	40%	NC	Raleigh-Cary	1986	145	58	96.5%		—	19	Trader Joe's	$15.63
Southpoint Crossing			NC	Durham	1998	103	103	95.9%		—	59	Kroger	$14.86
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101	20	97.1%		—	24	Fresh Market	$15.87
Village Plaza	JV-C2	20%	NC	Durham-Chapel Hill	1970	78	16	95.3%		—	42	Whole Foods	$15.71
Woodcroft Shopping Center			NC	Durham	1984	90	90	95.4%		—	41	Food Lion	$11.56
			NC			2,018	1,126	93.5%	95.8%	—	715
Plaza Square	JV-GRI	40%	NJ	New York-Northern New Jersey-Long Island	1990	104	42	97.2%		—	60	Shop Rite	$21.67
Haddon Commons	JV-GRI	40%	NJ	Philadelphia-Camden-Wilmington	1985	53	21	87.7%		—	34	Acme Markets	$6.35
			NJ			157	63	94.0%	94.0%	—	94
Deer Springs Town Center			NV	Las Vegas-Paradise	2007	331	331	91.1%		132	—	(Target), Home Depot, Toys "R" Us	$13.42
			NV			331	331	91.1%	91.1%	132	—
Lake Grove Commons	JV-GRI	40%	NY	New York-Northern New Jersey-Long Island	2008	141	57	100.0%			48	Whole Foods, LA Fitness	$29.68
			NY			141	57	100.0%	100.0%	—	48
Beckett Commons			OH	Cincinnati-Middletown	1995	121	121	95.7%		—	71	Kroger	$11.12
Cherry Grove			OH	Cincinnati-Middletown	1997	196	196	98.0%		—	66	Kroger	$10.58
East Pointe			OH	Columbus	1993	87	87	96.8%		—	59	Kroger	$10.41
Hyde Park			OH	Cincinnati-Middletown	1995	397	397	97.5%		—	169	Kroger, Biggs	$14.33
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	141	28	100.0%		203	—	Kohl's, (Wal-Mart Supercenter)	$4.88
Kroger New Albany Center			OH	Columbus	1999	93	93	94.1%		—	65	Kroger	$11.34
Maxtown Road (Northgate)			OH	Columbus	1996	85	85	100.0%		90	62	Kroger, (Home Depot)	$10.96
Red Bank Village			OH	Cincinnati-Middletown	2006	164	164	98.0%		—	—	Wal-Mart	$5.87
Regency Commons			OH	Cincinnati-Middletown	2004	31	31	94.5%		—	—	—	$24.02

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Sycamore Crossing & Sycamore Plaza	JV-RRP	20%	OH	Cincinnati-Middletown	1966	391	78	86.6%		—	26	Fresh Market, Macy's Furniture Gallery, Toys 'R Us, Dick's Sporting Goods	$17.09
Westchester Plaza			OH	Cincinnati-Middletown	1988	88	88	93.8%		—	67	Kroger	$9.43
Windmiller Plaza Phase I			OH	Columbus	1997	140	140	98.5%		—	101	Kroger	$8.61
			OH			1,934	1,509	96.6%	96.6%	293	686
Corvallis Market Center			OR	Corvallis	2006	85	85	100.0%		—	12	Trader Joe's	$18.69
Greenway Town Center	JV-GRI	40%	OR	Portland-Vancouver-Beaverton	1979	93	37	94.8%		—	38	Lamb's Thriftway	$12.87
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	149	149	81.2%		—	41	Safeway	$15.76
Northgate Marketplace			OR	Medford	2011	81	81	98.8%		—	13	Trader Joe's	$20.69
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	88	88	92.0%		—	55	Safeway	$9.70
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124	124	93.5%		—	50	Albertsons	$17.65
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	54	54	74.8%		—	—	—	$24.82
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71	71	100.0%		—	57	Whole Foods	$25.05
Walker Center			OR	Portland-Vancouver-Beaverton	1987	90	90	91.4%		—	—	Bed Bath and Beyond	$26.30
			OR			834	778	91.4%	91.4%	—	265
Allen Street Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1958	46	18	100.0%		—	22	Ahart Market	$13.54
City Avenue Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1960	159	64	94.2%		—	—	—	$17.51
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	214	214	99.3%		—	11	Trader Joe's	$25.00
Hershey			PA	Harrisburg-Carlisle	2000	6	6	100.0%		—	—	—	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	15	15	100.0%		—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	2007	90	90	98.2%		133	—	(Target), Sports Authority	$22.34
Mercer Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1988	91	37	96.7%		—	51	Wies Markets	$20.57
Newtown Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1970	147	59	94.9%		—	56	Acme Markets	$14.91
Silver Spring Square	JV-RRP	20%	PA	Harrisburg-Carlisle	2005	314	63	99.0%		139	126	Wegmans, (Target)	$15.44
Stefko Boulevard Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1976	134	54	88.3%		—	73	Valley Farm Market	$7.31

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Warwick Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1999	90	36	100.0%		—	51	Giant Food	$18.94
			PA			1,307	655	97.3%	97.3%	272	390
Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	60	60	100.0%		—	46	Publix	$14.47
Merchants Village	JV-GRI	40%	SC	Charleston-North Charleston	1997	80	32	97.0%		—	38	Publix	$14.14
Murray Landing	JV-M3	25%	SC	Columbia	2003	64	16	100.0%		—	45	Publix	$12.70
Orangeburg			SC	Charleston-North Charleston	2006	15	15	100.0%		—	—	—	$23.01
Queensborough Shopping Center	JV-O	50%	SC	Charleston-North Charleston	1993	82	41	93.9%		—	66	Publix	$9.71
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1999	60	12	94.7%		—	47	Bi-Lo	$11.84
			SC			361	176	97.7%	97.7%	—	241
Dickson Tn			TN	Nashville-Davidson--Murfreesboro	1998	11	11	100.0%		—	—	—	$20.35
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	1998	70	70	97.7%		—	55	Publix	$13.61
Lebanon Center			TN	Nashville-Davidson--Murfreesboro	2006	64	64	94.0%		—	46	Publix	$12.31
Northlake Village			TN	Nashville-Davidson--Murfreesboro	1988	138	138	92.2%		—	75	Kroger	$11.76
Peartree Village			TN	Nashville-Davidson--Murfreesboro	1997	110	110	100.0%		—	61	Harris Teeter	$18.07
			TN			392	392	95.9%	95.9%	—	236
Alden Bridge	JV-USAA	20%	TX	Houston-Baytown-Sugar Land	1998	139	28	99.0%		—	68	Kroger	$17.86
Bethany Park Place	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	99	20	98.0%		—	83	Kroger	$11.22
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	1994	138	138	98.8%		—	63	Kroger	$16.68
Hancock			TX	Austin-Round Rock	1998	410	410	97.9%		—	90	H.E.B., Sears	$13.92
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28	28	77.6%		81	81	(Kroger)	$21.08
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	15	15	100.0%		—	—	—	$43.47
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	137	68	100.0%		—	79	H.E.B.	$19.27
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	115	115	88.2%		—	64	Tom Thumb	$14.09

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	149	37	90.3%		—	81	H.E.B.	$15.68
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56	56	89.2%		63	63	(Wal-Mart)	$22.17
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	96	96	100.0%		—	64	Tom Thumb	$18.98
Market at Round Rock			TX	Austin-Round Rock	1987	123	123	88.3%		—	30	Sprout's Markets	$16.82
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120	120	93.1%		—	49	Tom Thumb	$16.73
North Hills			TX	Austin-Round Rock	1995	144	144	99.8%		—	60	H.E.B.	$20.76
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	166	166	100.0%		—	66	Randall's Food	$16.45
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	92	92	98.8%		—	64	Kroger	$13.50
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	46	46	91.3%		74	74	(Kroger)	$24.29
Shiloh Springs	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	110	22	85.3%		—	61	Kroger	$13.49
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32	32	72.3%		62	62	(Kroger)	$20.33
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	2012	243	243	92.0%		—	101	Kroger, Academy	$10.25
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	129	129	100.0%		—	63	Kroger	$18.91
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134	27	94.5%		—	65	Kroger	$16.07
Tech Ridge Center			TX	Austin-Round Rock	2001	187	187	92.7%		—	84	H.E.B.	$19.57
Weslayan Plaza East	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1969	170	68	100.0%		—	—	—	$14.83
Weslayan Plaza West	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1969	186	74	98.4%		—	52	Randall's Food	$16.70
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	184	184	96.7%		127	—	(Target)	$16.21
Woodway Collection	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1974	104	42	93.8%		—	57	Randall's Food	$16.35
			TX			3,551	2,710	95.4%	95.7%	407	1,624
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	92	92	100.0%		—	49	Giant Food	$22.15
Ashburn Farm Village Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1996	89	36	98.2%		—	57	Shoppers Food Warehouse	$14.77
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96	24	96.9%		—	58	Safeway	$17.85

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Centre Ridge Marketplace	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1996	104	42	100.0%		—	55	Shoppers Food Warehouse	$16.64
Cheshire Station			VA	Washington-Arlington-Alexandria	2000	97	97	97.5%		—	55	Safeway	$16.43
Culpeper Colonnade			VA	Culpeper	2006	132	132	94.0%		127	70	Martin's, (Target)	$14.37
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1955	76	76	89.2%		—	—	—	$13.31
Festival at Manchester Lakes	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1990	165	66	100.0%		—	65	Shoppers Food Warehouse	$23.56
Fortuna Center Plaza	JV-RRP	20%	VA	Washington-Arlington-Alexandria	2004	105	21	100.0%		124	67	Shoppers Food Warehouse, (Target)	$15.24
Fox Mill Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1977	103	41	100.0%		—	50	Giant Food	$21.24
Gayton Crossing	JV-GRI	40%	VA	Richmond	1983	157	63	92.7%		55	38	Martin's, (Kroger)	$14.01
Greenbriar Town Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1972	340	136	96.0%		—	62	Giant Food	$21.65
Hanover Village Shopping Center	JV-GRI	40%	VA	Richmond	1971	88	35	86.6%		—	—	—	$7.79
Hollymead Town Center	JV-C2	20%	VA	Charlottesville	2004	154	31	95.0%		143	61	Harris Teeter, (Target)	$20.67
Kamp Washington Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1960	72	29	100.0%		—	—	—	$34.02
Kings Park Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1966	74	30	100.0%		—	28	Giant Food	$23.46
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132	26	100.0%		—	63	Shoppers Food Warehouse	$20.28
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	52	10	88.4%		—	—	—	$23.62
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	150	150	80.2%		—	52	Safeway	$12.11
Saratoga Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1977	113	45	100.0%		—	56	Giant Food	$17.93
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	97	97	92.6%		—	52	Harris Teeter	$19.31
Shops at Stonewall			VA	Washington-Arlington-Alexandria	2011	308	308	100.0%		—	140	Wegmans, Dick's Sporting Goods	$13.02
Signal Hill	JV-C2	20%	VA	Washington-Arlington-Alexandria	2004	95	19	100.0%		—	67	Shoppers Food Warehouse	$19.47
Town Center at Sterling Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1980	187	75	98.2%		—	47	Giant Food	$19.98
Tysons Corner CVS	JV-O	50%	VA	Washington-Arlington-Alexandria	2012	13	6	100.0%		—	—	—	$95.35
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298	60	92.1%		—	48	Shoppers Food Warehouse, Gold's Gym	$22.33

Portfolio Summary Report by State
December 31, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Village Shopping Center	JV-GRI	40%	VA	Richmond	1948	111	44	96.7%		—	45	Martin's	$19.17
Willston Centre I	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1952	105	42	84.5%		—	—	—	$21.88
Willston Centre II	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1986	136	54	98.6%		141	59	Safeway, (Target)	$21.21
			VA			3,740	1,886	95.3%	95.3%	589	1,344
Aurora Marketplace	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1991	107	43	97.5%		—	49	Safeway	$15.37
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211	42	91.7%		—	49	Safeway	$11.24
Eastgate Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1956	78	31	97.3%		—	29	Albertsons	$22.80
Grand Ridge			WA	Seattle-Tacoma-Bellevue	2012	326	326	88.6%		—	45	Safeway, Regal Cinemas	$27.98
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17	17	88.4%		—	—	—	$32.20
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2004	101	20	100.0%		—	—	Wholesale Sports	$13.35
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2005	77	77	92.1%		—	—	LA Fitness	$17.97
Overlake Fashion Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1987	81	32	88.5%		230	—	(Sears)	$23.29
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	103	103	100.0%		—	41	Quality Foods	$20.90
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	1992	101	101	98.1%		55	55	(Safeway)	$25.76
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58	58	97.0%		112	—	(Target)	$27.61
			WA			1,261	852	93.2%	96.0%	397	268
Racine Centre Shopping Center	JV-GRI	40%	WI	Racine	1988	136	54	95.4%		—	51	Piggly Wiggly	$7.64
Whitnall Square Shopping Center	JV-GRI	40%	WI	Milwaukee-Waukesha-West Allis	1989	133	53	98.4%		—	69	Pick 'N' Save	$7.68
			WI			269	108	96.9%	96.9%	—	120

Regency Centers Total						40,293	28,406	94.4%	94.6%	6,030	14,376

Portfolio Summary Report by State
December 31, 2012
(in thousands)

(1) Major Tenants are the grocer anchor and any tenant over 40,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2) Average Base Rent/Sq. Ft. does not include ground leases.

JV-C:		Co-investment Partnership with Oregon
JV-C2:		Co-investment Partnership with Oregon
JV-CCV:		Co-investment Partnership with Oregon
JV-GRI:		Co-investment Partnership with GRI
JV-M3:		Co-investment Partnership with Charter Hall Retail REIT
JV-O:	Other, single property Co-investment Partnerships
JV-RC:		Co-investment Partnership with CalSTRS
JV-RRP:		Regency Retail Partners (closed-end fund)
JV-USAA:		Co-investment Partnership with USAA

Properties managed by Regency, but not owned
Powers Ferry Kroger	GA	Atlanta-Sandy Springs-Marietta	46
Woodstock Crossing	GA	Atlanta-Sandy Springs-Marietta	66
Centennial Crossroads Plaza	NV	Las Vegas-Paradise	99
Total square footage managed by Regency, but not owned			211

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships
December 31, 2012
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	1,987	7.0%	$19,182	4.3%	40	12
Publix	1,948	6.9%	19,041	4.2%	53	18
Safeway	1,535	5.4%	14,696	3.3%	45	21
Supervalu	774	2.7%	9,559	2.1%	25	16
CVS	501	1.8%	8,051	1.8%	47	22
TJX Companies	573	2.0%	7,081	1.6%	27	10
Whole Foods	252	0.9%	5,485	1.2%	9	5
PETCO	264	0.9%	5,450	1.2%	32	13
Ahold	361	1.3%	5,134	1.1%	13	10
Ross Dress For Less	273	1.0%	4,341	1.0%	16	10
H.E.B.	295	1.0%	4,326	1.0%	5	2
Walgreens	150	0.5%	3,906	0.9%	13	4
JPMorgan Chase Bank	66	0.2%	3,599	0.8%	25	5
Sears Holdings	426	1.5%	3,445	0.8%	8	3
Trader Joe's	124	0.4%	3,373	0.7%	14	5
Starbucks	92	0.3%	3,335	0.7%	78	32
Wells Fargo Bank	72	0.3%	3,329	0.7%	34	20
Rite Aid	207	0.7%	3,206	0.7%	24	15
Bank of America	70	0.2%	3,183	0.7%	25	12
Sports Authority	141	0.5%	3,063	0.7%	4	1
Harris Teeter	248	0.9%	2,929	0.7%	8	4
Target	350	1.2%	2,884	0.6%	4	2
Subway	93	0.3%	2,832	0.6%	107	50
Toys "R" Us	176	0.6%	2,750	0.6%	7	5
Michael's	169	0.6%	2,579	0.6%	10	2
Wal-Mart	435	1.5%	2,466	0.5%	4	1
Hallmark	133	0.5%	2,406	0.5%	40	19
Fuel Pad base rent (below) is included in the respective grocer's annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent
Safeway Total	$105
Kroger Total	$33

GLA owned and occupied by the anchor not included above:		# of Tenant-Owned Stores	# of Stores including Tenant-Owned
Target	1,390	14	18
Wal-Mart	638	5	9
Safeway	314	6	51
Kroger	273	7	47
Sears Holdings	92	1	9
Publix	63	1	54
Supervalu	16	1	26
	2,785

Tenant Lease Expirations
December 31, 2012
(in thousands)

All Tenants
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	218	0.9%	$4,697	1.0%	$21.53
2013	1,854	7.3%	37,980	8.4%	20.48
2014	2,610	10.2%	52,016	11.5%	19.93
2015	2,312	9.1%	47,824	10.6%	20.69
2016	2,758	10.8%	48,383	10.7%	17.55
2017	3,303	12.9%	64,138	14.2%	19.42
2018	1,780	7.0%	28,336	6.3%	15.92
2019	1,271	5.0%	20,302	4.5%	15.98
2020	1,493	5.8%	22,711	5.0%	15.22
2021	1,245	4.9%	20,094	4.5%	16.14
2022	1,666	6.5%	25,845	5.7%	15.51
10 Year Total	20,509	80.3%	372,328	82.7%	18.15
Thereafter	5,028	19.7%	78,048	17.3%	15.52
	25,537	100.0%	$450,376	100.0%	$17.64

Anchor Tenants (3)
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	8	0.1%	$113	0.1%	$—
2013	428	3.0%	3,379	2.1%	7.89
2014	876	6.2%	8,935	5.7%	10.19
2015	684	4.8%	6,723	4.3%	9.83
2016	1,208	8.5%	9,853	6.2%	8.15
2017	1,448	10.2%	16,532	10.5%	11.41
2018	1,100	7.7%	11,529	7.3%	10.48
2019	940	6.6%	11,867	7.5%	12.63
2020	1,165	8.2%	14,297	9.0%	12.27
2021	774	5.4%	7,452	4.7%	9.63
2022	1,122	7.9%	12,203	7.7%	10.87
10 Year Total	9,755	68.7%	102,883	65.1%	10.55
Thereafter	4,454	31.3%	55,202	34.9%	12.39
	14,209	100.0%	$158,085	100.0%	$11.13

Reflects in place leases as of December 31, 2012, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant at least 20,000 square feet.

Tenant Lease Expirations
December 31, 2012
(in thousands)

Inline Tenants
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	210	1.9%	$4,585	1.6%	$21.85
2013	1,426	12.6%	34,601	11.8%	24.26
2014	1,733	15.3%	43,081	14.7%	24.85
2015	1,627	14.4%	41,101	14.1%	25.25
2016	1,549	13.7%	38,530	13.2%	24.87
2017	1,855	16.4%	47,607	16.3%	25.67
2018	680	6.0%	16,807	5.8%	24.70
2019	331	2.9%	8,435	2.9%	25.51
2020	327	2.9%	8,414	2.9%	25.72
2021	471	4.2%	12,642	4.3%	26.84
2022	543	4.8%	13,642	4.7%	25.10
10 Year Total	10,754	94.9%	269,445	92.2%	25.06
Thereafter	574	5.1%	22,846	7.8%	39.79
	11,328	100.0%	$292,291	100.0%	$25.80

Reflects in place leases as of December 31, 2012, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance
December 31, 2012
(in thousands, except per share numbers)

	2011A	2012A	2013E	1Q12E
FFO / Share (for actuals please see related press release)			$2.45 - $2.53	$.58 - $.61
Core FFO / Share			$2.48 - $2.56	$.59 - $.62
Same Property -- Wholly owned and Regency's pro-rata share of co-investment partnerships:
Same property percent leased at period end	93.8%	94.5%	94.0% - 95.0%
Same property NOI growth without termination fees	0.1%	4.0%	2.0% - 3.0%
Same property recovery rate	76.4%	77.4%	77% - 79%
Rental rate growth (spaces vacant < 12 months)	1.2%	5.5%
Percentage Rent -- Consolidated Only	$2,996	$3,327	$2,600 - $3,400
Recovery Rate -- Consolidated Only - All Properties	73.3%	76.0%	75% - 77%
Investment Activity
Redemption of Preferred Investment in JV	$—	—	$47,500
Cap rate (average)	—%	—%	10.5%
Acquisitions - (REG Pro-Rata)	$110,643	$244,285	$0 - $50,000
Cap rate (average)	6.0%	5.3%	5.2% - 5.7%
Dispositions - (REG Pro-Rata)	$91,205	$404,852	$150,000 - $200,000
Cap rate (average)	7.8%	7.8%	7.3% - 8.0%
Development starts	$95,904	$149,446	$100,000 - $150,000
Development completions - net costs	$445,035	$128,434	$30,000 - $175,000
Stabilized yield (net dev costs)	6.6%	7.7%	7.9% - 9.0%
Capitalized interest on completions	$241	$1,327	$260 - $4,000
Transaction profits net of deal costs and taxes	$3,742	$(4,833)
Third party fees and commissions	$28,980	$26,511	$24,500 - $26,000

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available		$80,406
NOI from Projects in Development (current quarter)		$437
NOI from leases signed but not yet rent-paying in operating properties, including Development Completions (current quarter)		$2,929

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Core FFO Guidance to Net Income
December 31, 2012

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended March 31, 2013		Full Year 2013
Net income attributable to common stockholders	$0.10	0.13	$0.55	0.63
Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts	0.48	0.48	1.90	1.90
Funds From Operations (1)	$0.58	0.61	$2.45	2.53
Adjustments to reconcile FFO to Core FFO:
All other non-core amounts	$0.01	0.01	$0.03	0.03
Core Funds From Operations (1)	$0.59	0.62	$2.48	2.56
Weighted average shares (000's)	90,992		91,313

(1) See the definition of Funds From Operations and Core Funds From Operations included in the Glossary of Terms.

Glossary of Terms
December 31, 2012

Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to, transaction income or expense, gains or losses from the early extinguishment of debt, development and outparcel gains and losses and other non-core items. The Company provides a reconciliation of FFO to Core FFO.
Development Completion: A Project In Development is deemed complete at the point in time when either (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) two years have passed since the open date for the last tenant leasing space equal to or greater than 20,000 square feet, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Development Property Gains and Losses: Gains and losses incurred when properties that were acquired and subsequently developed (including partially operating properties specifically acquired for redevelopment) are sold before the end of the first calendar year following Development Completion.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, depreciation and amortization divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (NAREIT) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquired during either period being compared or a Development Completion that is less than 90% funded or features less than two years of anchor operations. In no event can a Development Completion be termed a Non-Same Property for more than two years.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Information provided on a same property basis is provided for comparable operating properties that were owned and operated for the entirety of both periods being compared. This term excludes all Projects In Development and Non-Same Properties.